UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-10              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F pursuant to the terms of the Trust Agreement, dated as of May 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. and ABN AMRO Mortgage Inc. as Servicers, and JPMorgan Chase Bank, as Trustee.

   On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-5F
Mortgage Pass-Through Certificates, Series 2003-5F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: January 6, 2004        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003

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

                                           GSR MORTGAGE LOAN TRUST 2003-5F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1     100,000,000.00   93,003,494.02    1,345,618.89   232,508.74    1,578,127.63          0.00       0.00       91,657,875.13
IA_3     168,194,400.00   26,458,942.62    5,739,594.34    50,023.94    5,789,618.28          0.00       0.00       20,719,348.28
IA_4      42,048,600.00    6,614,735.65    1,434,898.58   115,344.45    1,550,243.03          0.00       0.00        5,179,837.07
IIA_1    126,000,000.00   93,263,252.91    3,525,926.41   310,877.51    3,836,803.92          0.00       0.00       89,737,326.50
IIA_3     96,741,600.00            0.00            0.00         0.00            0.00          0.00       0.00                0.00
IIA_4     24,185,400.00            0.00            0.00         0.00            0.00          0.00       0.00                0.00
IIA_P        116,091.00       87,331.23          162.20         0.00          162.20          0.00       0.00           87,169.03
B1         7,740,000.00    7,695,717.11        5,226.60    38,478.59       43,705.19          0.00       0.00        7,690,490.51
B2         3,440,000.00    3,420,318.72        2,322.93    17,101.59       19,424.52          0.00       0.00        3,417,995.79
B3         2,006,000.00    1,994,523.07        1,354.59     9,972.62       11,327.21          0.00       0.00        1,993,168.48
B4         1,146,000.00    1,139,443.39          773.86     5,697.22        6,471.08          0.00       0.00        1,138,669.53
B5           860,000.00      855,079.68          580.73     4,275.40        4,856.13          0.00       0.00          854,498.95
B6           862,204.63      857,271.70          582.22     4,286.36        4,868.58          0.00       0.00          851,732.55
R                  0.00            0.00            0.00         0.00            0.00          0.00       0.00                0.00
TOTALS   573,340,295.63  235,390,110.10   12,057,041.35   788,566.42   12,845,607.77          0.00       0.00      223,328,111.82

IA_2      50,000,000.00   46,501,747.01            0.00   232,508.74      232,508.74          0.00       0.00       45,828,937.56
IIA_2     42,000,000.00   31,087,750.97            0.00   155,438.75      155,438.75          0.00       0.00       29,912,442.17
A_X       57,568,370.00   23,777,398.43            0.00   128,794.24      128,794.24          0.00       0.00       22,503,421.41
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1      36228FTD8   930.03494020   13.45618890      2.32508740     15.78127630    916.57875130        IA_1       3.000000 %
IA_3      36228FTF3   157.31167399   34.12476480      0.29741739     34.42218219    123.18690920        IA_3       2.268750 %
IA_4      36228FTG1   157.31167387   34.12476468      2.74312224     36.86788692    123.18690920        IA_4      20.925000 %
IIA_1     36228FTH9   740.18454690   27.98354294      2.46728183     30.45082476    712.20100397        IIA_1      4.000000 %
IIA_3     36228FTK2     0.00000000    0.00000000      0.00000000      0.00000000      0.00000000        IIA_3      2.268750 %
IIA_4     36228FTL0     0.00000000    0.00000000      0.00000000      0.00000000      0.00000000        IIA_4     20.925000 %
IIA_P     36228FTM8   752.26529188    1.39717980      0.00000000      1.39717980    750.86811208        IIA_P      0.000000 %
B1        36228FTP1   994.27869638    0.67527132      4.97139406      5.64666537    993.60342506        B1         6.000000 %
B2        36228FTQ9   994.27869767    0.67527035      4.97139244      5.64666279    993.60342733        B2         6.000000 %
B3        36228FTR7   994.27869890    0.67526919      4.97139581      5.64666500    993.60342971        B3         6.000000 %
B4        36229RJQ3   994.27869983    0.67527051      4.97139616      5.64666667    993.60342932        B4         6.000000 %
B5        36229RJR1   994.27869767    0.67526744      4.97139535      5.64666279    993.60343023        B5         6.000000 %
B6        36229RJS9   994.27870157    0.67526893      4.97139525      5.64666418    987.85429858        B6         6.000000 %
TOTALS                410.55915988   21.02946791      1.37538984     22.40485776    389.52104627

IA_2      36228FTE6   930.03494020    0.00000000      4.65017480      4.65017480    916.57875120        IA_2       6.000000 %
IIA_2     36228FTJ5   740.18454690    0.00000000      3.70092262      3.70092262    712.20100405        IIA_2      6.000000 %
A_X       36228FTN6   413.02886342    0.00000000      2.23723965      2.23723965    390.89905464        A_X        6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                         Pool 1 Mortgage Loans                                                           126,435,289.42
                         Pool 2 Mortgage Loans                                                            96,892,822.48

Sec. 4.01(c)    Available Distribution                                                                    13,362,349.52
                         Aggregate Principal Distribution Amount                                          12,057,041.36
                         Principal Prepayment Amount                                                      11,829,026.44

Sec. 4.01(e)    Unscheduled Principal By Group
                         Group 1                                                                           8,390,444.68
                         Group 2                                                                           3,433,624.83

Sec. 4.01(f)    Interest Payment
                         Class IA-1
                                               Accrued and Paid for Current Month                            232,508.74
                                               Accrued and Paid from Prior Months                                  0.00
                         Class IA-2
                                               Accrued and Paid for Current Month                            232,508.74
                                               Accrued and Paid from Prior Months                                  0.00
                         Class IA-3
                                               Accrued and Paid for Current Month                             50,023.94
                                               Accrued and Paid from Prior Months                                  0.00
                         Class IA-4
                                               Accrued and Paid for Current Month                            115,344.45
                                               Accrued and Paid from Prior Months                                  0.00
                         Class IIA-1
                                               Accrued and Paid for Current Month                            310,877.51
                                               Accrued and Paid from Prior Months                                  0.00
                         Class IIA-2
                                               Accrued and Paid for Current Month                            155,438.75
                                               Accrued and Paid from Prior Months                                  0.00
                         Class IIA-3
                                               Accrued and Paid for Current Month                                  0.00
                                               Accrued and Paid from Prior Months                                  0.00
                         Class IIA-4
                                               Accrued and Paid for Current Month                                  0.00
                                               Accrued and Paid from Prior Months                                  0.00
                         Class A-X
                                               Accrued and Paid for Current Month                            128,794.24
                                               Accrued and Paid from Prior Months                                  0.00
                         Class B1
                                               Accrued and Paid for Current Month                             38,478.59
                                               Accrued and Paid from Prior Months                                  0.00
                         Class B2
                                               Accrued and Paid for Current Month                             17,101.59
                                               Accrued and Paid from Prior Months                                  0.00
                         Class B3
                                               Accrued and Paid for Current Month                              9,972.62
                                               Accrued and Paid from Prior Months                                  0.00
                         Class B4
                                               Accrued and Paid for Current Month                              5,697.22
                                               Accrued and Paid from Prior Months                                  0.00
                         Class B5
                                               Accrued and Paid for Current Month                              4,275.40
                                               Accrued and Paid from Prior Months                                  0.00
                         Class B6
                                               Accrued and Paid for Current Month                              4,286.36
                                               Accrued and Paid from Prior Months                                  0.00
Sec. 4.01(g)    Trust Fees
                         Servicer Fee Paid                                                                    49,039.61
                         Trustee Fee Paid                                                                        490.40

Sec. 4.01(h)    Monthly Advances
                         Current Period Advances                                                                   0.00
                         Current Period Reimbursed Advances                                                        0.00
                         Aggregate Unreimbursed Advances                                                           0.00

Sec. 4.01(i)    Trustee Advances
                         Current Period Advances                                                                   0.00
                         Current Period Reimbursed Advances                                                        0.00
                         Aggregate Unreimbursed Advances                                                           0.00

Sec. 4.01(k)             Number of Outstanding Mortgage Loans                                                       522
                         Balance of Outstanding Mortgage Loans                                           223,328,111.90

Sec. 4.01(l)                                   Number and Balance of Delinquent Loans
                                                Group 1
                                                                                          Principal
                                                Period                 Number               Balance              Percentage
                                               0-29 days                      299          126,435,289.42                100.00 %
                                               30-59 days                       0                    0.00                  0.00 %
                                               60-89 days                       0                    0.00                  0.00 %
                                               90-119 days                      0                    0.00                  0.00 %
                                               120+ days                        0                    0.00                  0.00 %
                                               Total                      299              126,435,289.42                100.00 %
                                                Group 2
                                                                                          Principal
                                                Period                 Number               Balance              Percentage
                                               0-29 days                      223           96,892,822.48                100.00 %
                                               30-59 days                       0                    0.00                  0.00 %
                                               60-89 days                       0                    0.00                  0.00 %
                                               90-119 days                      0                    0.00                  0.00 %
                                               120+ days                        0                    0.00                  0.00 %
                                                Total                         223           96,892,822.48                100.00 %
                                                Group Totals
                                                                                          Principal
                                                Period                 Number               Balance              Percentage
                                               0-29 days                      522          223,328,111.90                100.00 %
                                               30-59 days                       0                    0.00                  0.00 %
                                               60-89 days                       0                    0.00                  0.00 %
                                               90-119 days                      0                    0.00                  0.00 %
                                               120+days                         0                    0.00                  0.00 %
                                                Total                         522          223,328,111.90                100.00 %

Sec. 4.01(l)                                   Number and Balance of REO Loans
                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %
                                                Group 2
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %
                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %


Sec. 4.01(l)                                   Number and Balance of Loans in Bankruptcy
                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %
                                                Group 2
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %

                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %

Sec. 4.01(m)                                   Number and Balance of Loans in Foreclosure
                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %
                                                Group 2
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %
                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %

Sec. 4.01(o)             Aggregate Principal Payment
                                               Scheduled Principal                                                   232,971.85
                                               Payoffs                                                            11,793,219.12
                                               Prepayments                                                            35,807.32
                                               Liquidation Proceeds                                                        0.00
                                               Condemnation Proceeds                                                       0.00
                                               Insurance Proceeds                                                          0.00
                                               Realized Losses                                                         4,956.93

                                               Realized Losses Group 1                                                 4,956.93
                                               Realized Losses Group 2                                                     0.00
                                               Realized Gains                                                              0.00

Sec. 4.01(p)             Aggregate Amount of Mortgage Loans Repurchased                                                    0.00

Sec. 4.01(q)             Aggregate Amount of Shortfall Allocated for Current Period                                        0.00
                                               Class IA-1                                                                  0.00
                                               Class IA-2                                                                  0.00
                                               Class IA-3                                                                  0.00
                                               Class IA-4                                                                  0.00
                                               Class IIA-1                                                                 0.00
                                               Class IIA-2                                                                 0.00
                                               Class IIA-3                                                                 0.00
                                               Class IIA-4                                                                 0.00
                                               Class B1                                                                    0.00
                                               Class B2                                                                    0.00
                                               Class B3                                                                    0.00
                                               Class B4                                                                    0.00
                                               Class B5                                                                    0.00
                                               Class B6                                                                    0.00
                                               Class A-X                                                                   0.00
Sec. 4.01(s) Group I
                         Senior Percentage I                                                                          93.4153 %
                         Senior Prepayment Percentage I                                                              100.0000 %

                         Subordinate Percentage I                                                                      6.5847 %
                         Subordinate Prepayment Percentage I                                                           0.0000 %

Sec. 4.01(s) Group II
                         Senior Percentage II                                                                         92.9485 %
                         Senior Prepayment Percentage II                                                             100.0000 %

                         Subordinate Percentage II                                                                     7.0515 %
                         Subordinate Prepayment Percentage II                                                          0.0000 %

Aggregate
                         Scheduled Principal                                                                         232,971.85
                         Unscheduled Principal                                                                    11,824,069.51
                         Beginning Balance                                                                       235,390,110.19
                         Ending Balance                                                                          223,328,111.90
                         Net Wac                                                                                        6.65436
                         Weighted Averge Maturity                                                                        340.00
Groups
                         Net Wac Group 1                                                                                6.78660
                         Net Wac Group 2                                                                                6.47663

                         Wam Group 1                                                                                     339.78
                         Wam Group 2                                                                                     341.04


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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